Exhibit 10.21(b)

SECOND AMENDMENT TO FINANCING AGREEMENT
This Second Amendment to Financing Agreement (this “Amendment”), dated as of January 31, 2022, is made by and between SE TITAN, LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”), MUFG BANK, LTD., in its capacity as Administrative Agent (the “Administrative Agent”), and the Lenders party hereto.
WHEREAS, reference is made to the Amended and Restated Financing Agreement, dated as of November 16, 2020, among the Borrower, the Administrative Agent, the Lenders party thereto or who subsequently become party thereto pursuant to the terms thereof and each other Person that may become party thereto from time to time (as amended, modified and supplemented and in effect from time to time, the “Financing Agreement”);
WHEREAS, the Borrower wishes to extend the Loan Maturity Date to February 18, 2022;
WHEREAS, pursuant to Section 11.2(a) of the Financing Agreement, the Borrower shall not extend the Loan Maturity Date without the consent of all affected Lenders; and
WHEREAS, the Borrower has requested that the Lenders party hereto consent to the extension of the Loan Maturity Date to February 18, 2022 on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. All capitalized terms used, but not otherwise defined, herein, including in the introductory and recital paragraphs above, shall have the meanings assigned thereto, directly or by reference, in Exhibit A to the Financing Agreement. The rules of interpretation contained in Exhibit A of the Financing Agreement shall apply to this Amendment as if set forth in this Amendment.
SECTION 2. Amendment to Financing Agreement. Subject to the satisfaction of the condition precedent specified in Section 3 below, the parties hereto hereby agree to amend the Financing Agreement as follows:
(a)    The definition of “Loan Maturity Date” in Exhibit A of the Financing Agreement is hereby amended by replacing “January 31, 2022” in clause (d) with “February 18, 2022”.
(b)    Section 1.1(b)(iv) of the Financing Agreement is hereby amended by replacing the words “and (D) Borrower may not at any time have outstanding more than three (3) different Interest Periods relating to Construction Loans.” in the proviso thereto with the following:
“(D) Borrower may not at any time have outstanding more than three (3) different Interest Periods relating to Construction Loans; and (E) Borrower may not select for any LIBO Loan any Interest Period that would end after January 31, 2022, and any Interest Period for any LIBO Loan that would otherwise end after January 31, 2022 shall end on January 31, 2022.”
(c)    Section 1.1(b)(v) of the Financing Agreement is hereby amended by adding the following text at the end thereof:
“Notwithstanding anything to the contrary in this Section 1.1(b)(v), after January 31, 2022, the Borrower shall not have the right to borrow any Construction Loan as a LIBO Loan, to Convert any Construction Loan into a LIBO Loan or to Continue any Construction Loan as a LIBO Loan, and all LIBO Loans then outstanding shall be automatically Converted into Base Rate Loans at the end of the Interest Period ending on January 31, 2022.”
SECTION 3. Condition Precedent. This Amendment shall become effective upon delivery to the Administrative Agent of executed counterparts of this Amendment by the Borrower, the Administrative Agent and each Lender.
SECTION 4. No Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5. Miscellaneous.
5.01    Limited Amendment. Except as expressly provided herein, (i) each Financing Document is and shall remain unchanged and in full force and effect and (ii) nothing contained in this Amendment shall abrogate, prejudice, diminish or otherwise affect any powers, right, remedies or obligations of any Person arising before the date of this Amendment.
5.02    GOVERNING LAW; WAIVER OF JURY TRIAL.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AMENDMENT.
5.03    Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same contract and any party to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same counterpart. The delivery of an executed counterpart of a signature page of this Amendment by electronic means, including by facsimile or by “.pdf” attachment to email, shall be effective as valid delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.04    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Lenders and the Agents and their respective successors and permitted assigns.
5.05    Financing Document. This Amendment shall be a Financing Document for purposes of the Financing Agreement.
5.06    Lender Instruction. By their signatures below, each Lender hereby instructs each Agent to execute and deliver this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers, representatives or authorized persons as of the day and year first above written.

SE TITAN, LLC, as the Borrower

By:	/s/ Abhijeet Sathe
Name: Abhijeet Sathe
Title: Manager
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]

MUFG BANK, LTD., as Administrative Agent

By	/s/ Lawrence Blat
Name:	Lawrence Blat
Title:	Authorized Signatory

By
Name:
Title:
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By	/s/ Randy Kahn
Name:	Randy Kahn
Title:	Vice President

By	/s/ James Briggs
Name:	James Briggs
Title:	Vice President
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]

ACKNOWLEDGED AND AGREED:

COBANK, ACB, as Lender

By	/s/ Chris J. Schneider
Name:	Chris J. Schneider
Title:	Vice President
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]

MUFG UNION BANK, N.A., as Lender

By	/s/ Tufan Demir
Name:	Tufan Demir
Title:	Vice President
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]

SOCIÉTÉ GÉNÉRALE, as Lender,

By	/s/ Emmanuel CHESNEAU
Name:	Emmanuel CHESNEAU
Title:	Managing Director
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender

By	/s/ Andrew Kjoller
Name:
Title

By	/s/ Mark Gurfinkel
Name:
Title:
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]

ING CAPITAL LLC, as Lender

By	/s/ Thomas Cantello
Name:
Title

By	/s/ Scott Hancock
Name:
Title:
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By	/s/ Carl Morales
Name:	Carl Morales
Title	Managing Director

By
Name:
Title:
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Lender

By	/s/ Hemani Jadhav
Name:	Hemani Jadhav
Title	ED

By	/s/ Wayne Hu
Name:	Wayne Hu
Title:	Vice President
[Signature Page to Second Amendment to Titan Financing Agreement – Maturity Date]